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                                                                   EXHIBIT 10.31

                          BANK ONE, MICHIGAN, as Agent
                               611 Woodward Avenue
                             Detroit, Michigan 48226

                                January 15, 2000




Donnelly Corporation
Donnelly Hohe GmbH & Co. KG
Donnelly Euroglas Systems SARL
49 West Third Street
Holland, Michigan  49423

        Re: Multicurrency Revolving Credit Loan Agreement dated as of September 16, 1997, as amended (the "Loan Agreement") by and among Donnelly Corporation (the "Company"), Donnelly Hohe GmbH & Co. KG, the Borrowing Subsidiaries party thereto (collectively with the Company, the "Borrowers"), the Banks named therein (collectively, the "Banks" and individually, a "Bank") and Bank One, Michigan, as agent for the Banks, successor Agent to The First National Bank of Chicago (in such capacity, the "Agent")

Ladies and Gentlemen:

         The Company has requested that certain outstanding letters of credit issued by Dresdner Bank AG ("Dresdner") and described on Schedule 1.1 attached hereto (the "Dresdner LCs") be deemed to be "Facility Letters of Credit" under the Loan Agreement and be subject to the terms and conditions, including pricing, of the Loan Agreement. Each of the Banks hereby consents to such request provided that the Loan Agreement is modified as described herein.

         The Company and each of the Banks hereby agrees that the Loan Agreement shall be amended as follows:

         (a) The definition of "Issuer" in Section 1.1 of the Loan Agreement shall be deleted and the following shall be inserted in place thereof:
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         "Issuer" means Bank One and, with respect to the Facility Letters of
         Credit identified on Schedule 1.1, Dresdner Bank AG.

         (b) Schedule 1.1 shall be added to the Loan Agreement in the form attached hereto as Schedule 1.1.

         In connection with such amendments, each of the undersigned acknowledges and agrees that, as of and after the date hereof, the Dresdner LCs shall be deemed to be "Facility Letters of Credit" under the Loan Agreement and shall be subject to all of the terms and conditions of the Loan Agreement including without limitation, the terms regarding fees set forth in Section
2.21.6 of the Loan Agreement, which fees shall be paid by the Borrower to the Agent in accordance with Section 2.21.6 of the Loan Agreement.

         In addition, Dresdner hereby: (a) accepts all of the rights and responsibilities of an "Issuer" under the Loan Agreement with respect to the Dresdner LCs, (b) agrees that any collateral or any other support provided to or for the benefit of the Banks, for the pro-rata of the Banks, and (c) agrees that any request for any extension of any Dresdner LC shall be forwarded immediately to the Agent and any such request shall be subject to the satisfaction of the conditions set forth in Section 2.21.1 of the Loan Agreement; provided, however, that consent of the Banks shall not be required for any extension of the Dresdner LCs so long as such conditions set forth in Section 2.21.1 of the Loan Agreement are satisfied. To the extent Dresdner is acting as collateral agent under clause (b) above, Dresdner shall have all of the rights, responsibilities, indemnifications, waivers and be otherwise subject to the standards and terms applicable to the "Agent" under Articles X and XI of the Loan Agreement.

         The agreement of the Banks set forth herein shall not become binding on the Banks until a duly authorized officer of the Borrowers and the Required Banks shall have executed the counterpart of this letter and delivered such counterpart to the Agent. Except as specifically modified above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The terms used but not defined herein shall have their respective meanings ascribed thereto in the Loan Agreement. This letter may be executed in any number of counterparts, and telecopied signatures shall be valid and enforceable.

                                          Very truly yours,

                                          BANK ONE, MICHIGAN, Individually as a
                                          Bank and as Agent

                                          By: /s/ Ed W. Balle
                                             -----------------------------------
                                              Its: Managing Director
                                                  ------------------------------
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                                      DEUTSCHE GENOSSENSHAFT BANK,
                                      CAYMAN ISLAND BRANCH

                                      By: /s/ W. Casey
                                          --------------------------------------
                                              W. Casey
                                              Its: Vice President

                                      DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES, Individually
                                      And as Documentation Agent

                                      By: /s/ John W. Sweeney
                                          --------------------------------------
                                              John W. Sweeney
                                              Its:  Vice President

                                      And by: /s/ Beverly G. Cason
                                          --------------------------------------
                                                  Beverly W. Cason
                                                  Its:  Vice President

                                      SOCIETE GENERALE, CHICAGO BRANCH

                                      By: /s/ Editha Paras
                                          --------------------------------------
                                              Editha Paras
                                              Its: Vice President

                                      COMERICA BANK

                                      By: /s/ Lana L Anderson
                                          --------------------------------------
                                              Lana L. Anderson
                                              Its:  Vice President

                                      THE NORTHERN TRUST COMPANY

                                      By: /s/ Brian D. Beitz
                                          --------------------------------------
                                              Brian D. Beitz
                                              Its:  Vice President

                                      BANK OF AMERICA, N.A.

                                      By: /s/ illegible
                                          --------------------------------------
                                              Its: Principal